Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                February 2, 2000       to         March 1, 2000
Determination Date                  March 8, 2000
Distribution Date                  March 13, 2000

Available Amounts
-----------------

   Scheduled Payments plus Payaheads, net of Excluded Amounts       9,188,805.15
   Prepayment Amounts                                               1,503,130.88
   Recoveries                                                         110,618.51
   Investment Earnings on Collection Account and Reserve Fund          24,191.08
   Late Charges                                                        11,797.10
   Servicer Advances                                                        0.00

   Total Available Amounts                                         10,838,542.72
   -----------------------                                         -------------

Payments on Distribution Date
-----------------------------

   Trustee Fees (only applicable pursuant to an Event of Default)           0.00

   Unreimbursed Servicer Advances to the Servicer                           0.00

   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer     0.00

   Interest due to Class A-1 Notes                                          0.00

   Interest due to Class A-2 Notes                                    255,551.76

   Interest due to Class A-3 Notes                                    620,095.82

   Interest due to Class A-4 Notes                                    146,800.09

   Interest due to Class B Notes                                       46,869.58

   Interest due to Class C Notes                                       41,618.90

   Interest due to Class D Notes                                       29,539.11

   Class A-1 Principal Payment Amount                                       0.00

   Class A-2 Principal Payment Amount                               9,698,067.45

   Class A-3 Principal Payment Amount                                       0.00

   Class A-4 Principal Payment Amount                                       0.00

   Class B Principal Payment Amount                                         0.00

   Class C Principal Payment Amount                                         0.00

   Class D Principal Payment Amount                                         0.00

   Additional Principal to Class A-2 Notes                                  0.00

   Additional Principal to Class A-3 Notes                                  0.00

   Additional Principal to Class A-4 Notes                                  0.00

   Additional Principal to Class B Notes                                    0.00

   Additional Principal to Class C Notes                                    0.00

   Additional Principal to Class D Notes                                    0.00

   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer         0.00
   Deposit to the Reserve Fund                                              0.00
   Excess to Certificateholder                                              0.00

   Total distributions to Noteholders and Certificateholders       10,838,542.72
   ---------------------------------------------------------       -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                                              0.00


Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                                     0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                           0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                         246,272,886.30
 (iii)  Servicing Fee (( (i) / 12 ) x  (ii))                                                               0.00
 (iv)   Servicing Fee accrued but not paid in prior periods                                                0.00
        Total Servicing Fee due and accrued ((iii) + (iv))                                                 0.00
        Servicing Fee carried forward                                                                      0.00

        Monthly Servicing Fee distributed                                                                  0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                                0.00
        Class A-1 Interest Rate                                                                         4.94795%
        Number of days in Accrual Period                                                                     28
        Current Class A-1 interest due                                                                     0.00
        Class A-1 interest accrued but not paid in prior periods                                           0.00
        Total Class A-1 interest due                                                                       0.00
        Class A-1 interest carried forward                                                                 0.00

        Class A-1 interest distribution                                                                    0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                       58,300,782.39
        Class A-2 Interest Rate                                                                            5.26%
        Current Class A-2 interest due                                                               255,551.76
        Class A-2 interest accrued but not paid in prior periods                                           0.00
        Total Class A-2 interest due                                                                 255,551.76
        Class A-2 interest carried forward                                                                 0.00

        Class A-2 interest distribution                                                              255,551.76


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                                      135,293,633.00
        Class A-3 Interest Rate                                                                            5.50%
        Current Class A-3 interest due                                                               620,095.82
        Class A-3 interest accrued but not paid in prior periods                                           0.00
        Total Class A-3 interest due                                                                 620,095.82
        Class A-3 interest carried forward                                                                 0.00

        Class A-3 interest distribution                                                              620,095.82


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                                       31,345,216.00
        Class A-4 Interest Rate                                                                            5.62%
        Current Class A-4 interest due                                                               146,800.09
        Class A-4 interest accrued but not paid in prior periods                                           0.00
        Total Class A-4 interest due                                                                 146,800.09
        Class A-4 interest carried forward                                                                 0.00

        Class A-4 interest distribution                                                              146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                          9,663,831.00
        Class B Interest Rate                                                                              5.82%
        Current Class B interest due                                                                  46,869.58
        Class B interest accrued but not paid in prior periods                                             0.00
        Total Class B interest due                                                                    46,869.58
        Class B interest carried forward                                                                   0.00

        Class B interest distribution                                                                 46,869.58


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                          7,731,065.00
        Class C Interest Rate                                                                              6.46%
        Current Class C interest due                                                                  41,618.90
        Class C interest accrued but not paid in prior periods                                             0.00
        Total Class C interest due                                                                    41,618.90
        Class C interest carried forward                                                                   0.00

        Class C interest distribution                                                                 41,618.90


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Interest Rate                                                                              9.17%
        Current Class D interest due                                                                  29,539.11
        Class D interest accrued but not paid in prior periods                                             0.00
        Total Class D interest due                                                                    29,539.11
        Class D interest carried forward                                                                   0.00

        Class D interest distribution                                                                 29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                    May 15, 2000
 (i)    Opening Class A-1 principal balance                                                                0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance              246,272,886.30
 (iii)  ADCB as of last day of the Collection Period                                             236,574,418.19
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                  9,698,468.11
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     0.00
        Class A-1 Principal Payment Amount distribution                                                    0.00

        Class A-1 Principal Balance after current distribution                                             0.00


Class A Principal Payment Amount
--------------------------------

 (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                    244,939,631.39
 (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)                        215,184,069.02
        Class A Principal Payment Amount                                                           9,755,562.37
        Funds available for distribution                                                           9,698,067.45


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                       58,300,782.39
        Class A-2 Principal Payment Amount distribution                                            9,698,067.45

        Class A-2 principal balance after current distribution                                    48,602,714.94


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                                      135,293,633.00
        Class A-3 Principal Payment Amount distribution                                                    0.00

        Class A-3 principal balance after current distribution                                   135,293,633.00

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                                       31,345,216.00
        Class A-4 Principal Payment Amount distribution                                                    0.00

        Class A-4 principal balance after current distribution                                    31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                          9,663,831.00
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                           8,912,704.63
        Class B Floor                                                                             (4,479,133.03)
        Class B Principal Payment Amount due                                                         751,126.37
        Class B Principal Payment Amount distribution                                                      0.00

        Class B principal balance after current distribution                                       9,663,831.00


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                          7,731,065.00
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                           7,130,116.39
        Class C Floor                                                                                275,472.04
        Class C Principal Payment Amount due                                                         600,948.61
        Class C Principal Payment Amount distribution                                                      0.00

        Class C principal balance after current distribution                                       7,731,065.00


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                           3,565,176.48
        Class D Floor                                                                              1,744,373.97
        Class D Principal Payment Amount due                                                         300,355.52
        Class D Principal Payment Amount distribution                                                      0.00

        Class D principal balance after current distribution                                       3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                           No
        Monthly Principal Amount                                                                   9,698,468.11
        Sum of Principal Payments payable on all classes                                          11,407,992.87
        Additional Principal payable                                                                       0.00
        Additional Principal available, if payable                                                         0.00

        Class A-2 Additional Principal allocation                                                          0.00
        Class A-2 principal balance after current distribution                                    48,602,714.94

        Class A-3 Additional Principal allocation                                                          0.00
        Class A-3 principal balance after current distribution                                   135,293,633.00

        Class A-4 Additional Principal allocation                                                          0.00
        Class A-4 principal balance after current distribution                                    31,345,216.00

        Class B Additional Principal allocation                                                            0.00
        Class B principal balance after current distribution                                       9,663,831.00

        Class C Additional Principal allocation                                                            0.00
        Class C principal balance after current distribution                                       7,731,065.00

        Class D Additional Principal allocation                                                            0.00
        Class D principal balance after current distribution                                       3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

 (i)    Servicing Fee Percentage                                                                           0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                         246,272,886.30
 (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                    82,090.96
 (iv)   Servicing Fee accrued but not paid in prior periods                                          590,850.86
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                         672,941.82
        Servicing Fee carried forward                                                                672,941.82

        Monthly Servicing Fee distributed                                                                  0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                              236,574,418.19
        Required Reserve Amount (ending ADCB * 0.70%)                                              1,656,020.93
        Prior month Reserve Fund balance                                                           1,065,261.71
        Deposit to Reserve Fund - excess funds                                                             0.00
        Interim Reserve Fund Balance                                                               1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                                  0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                                 0.00
        Excess to Certificateholder                                                                        0.00
        Ending Reserve Fund balance                                                                1,065,261.71

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                0.45%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                          0.00
        Initial Class A-1 principal balance                                        130,040,761.00

        Note factor                                                                   0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                                 48,602,714.94
        Initial Class A-2 principal balance                                         66,680,434.00

        Note factor                                                                   0.728890201


        Class A-3
        ---------
        Class A-3 principal balance                                                135,293,633.00
        Initial Class A-3 principal balance                                        135,293,633.00

        Note factor                                                                   1.000000000


        Class A-4
        ---------
        Class A-4 principal balance                                                 31,345,216.00
        Initial Class A-4 principal balance                                         31,345,216.00

        Note factor                                                                   1.000000000


        Class B
        -------
        Class B principal balance                                                    9,663,831.00
        initial Class B principal balance                                            9,663,831.00

        Note factor                                                                   1.000000000


        Class C
        -------
        Class C principal balance                                                    7,731,065.00
        Initial Class C principal balance                                            7,731,065.00

        Note factor                                                                   1.000000000


        Class D
        -------
        Class D principal balance                                                    3,865,532.00
        Initial Class D principal balance                                            3,865,532.00

        Note factor                                                                   1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

 (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date          246,200,059.39
 (ii)   Overcollateralization Balance as of the preceding Distribution Date                           72,826.91
 (iii)  Monthly Principal Amount                                                                   9,698,468.11
 (iv)   Available Amounts remaining after the payment of interest                                  9,698,067.45
 (v)    ADCB as of the end of the Collection Period                                              236,574,418.19
        Cumulative Loss Amount                                                                           400.66


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                           1.86%
        Initial ADCB                                                                             386,553,237.98
        Cumulative Loss Amount for current period                                                        400.66
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and                   11,669,423.91
          Overcollateralization Balance
        Class B Floor                                                                             (4,479,133.03)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                           1.09%
        Initial ADCB                                                                             386,553,237.98
        Cumulative Loss Amount for current period                                                        400.66
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance     3,938,358.91
        Class C Floor                                                                                275,472.04


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                           0.47%
        Initial ADCB                                                                             386,553,237.98
        Cumulative Loss Amount for current period                                                        400.66
        Overcollateralization Balance                                                                 72,826.91
        Class D Floor                                                                              1,744,373.97


Heller Financial, Inc. is the Servicer (Yes/No)                                                             Yes

An Event of Default has occurred  (Yes/No)                                                                   No



10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                             386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                     0.00
        Percentage of Substitute Contracts replacing materially modified contracts                         0.00%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                 No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                        0.00%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                     No
        Any Skipped Payments have been deferred later than January 1, 2006                                   No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                         246,272,886.30
ADCB as of the last day of the Collection Period                                                          236,574,418.19

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                 264,906.92
Number of Contracts that became Defaulted Contracts during the period                                                  2
Defaulted Contracts as a percentage of ADCB (annualized)                                                            1.34%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                  1,433,962.65
Number of Prepaid Contracts as of the last day of the Collection Period                                                9

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                0.00
Number of Substitute Contracts as of the last day of the Collection Period                                             0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                         0.00
Number of Warranty Contracts as of the last day of the Collection Period                                               0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period              110,618.51

Cumulative Servicer Advances paid by the Servicer                                                           8,279,833.51
Cumulative reimbursed Servicer Advances                                                                     8,279,833.51


Delinquencies and Losses                            Dollars                          Percent
------------------------                            -------                          -------

        Current                                   227,568,583.23                           96.19%
        31-60 days past due                         6,639,831.90                            2.81%
        61-90 days past due                         1,183,057.56                            0.50%
        Over 90 days past due                       1,182,945.50                            0.50%
                                               ------------------                -----------------
        Total                                     236,574,418.19                          100.00%

        31+ days past due                           9,005,834.96                            3.81%


 (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                           3,345,486.53
 (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                 462,674.59
        Cumulative net losses to date  ( (i) - (ii) )                                                       2,882,811.94
        Cumulative net losses as a percentage of the initial ADCB                                                   0.75%